Exhibit 10.44

WAIVER AND CONSENT, dated as of January 1, 2013 (this “Waiver and Consent”), to the Credit Agreement dated as of August 26, 2011, (as amended, restated, supplemented or otherwise modified, from time to time, the “Credit Agreement”) by and between GTJ REIT, INC., a Maryland corporation (the “Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank”).

RECITALS

WHEREAS, the Borrower has notified the Bank that GTJ Realty LP (f/k/a GTJ Realty Trust, LLC), a Maryland limited liability company (the “Holding Company”) and sole member of Farm Springs Road, LLC (the “Guarantor”) will be acquiring a certain portfolio of twenty-five properties, as described on Exhibit A hereto, and, in consideration therefor, Jeffrey Wu, Paul Cooper, Jerome Cooper, Jeffrey Ravetz, Sarah Ravetz and Louis Sheinker (collectively, the “New Owners”) will thereafter become limited partners of the Holding Company and will own an aggregate 33.29% of the limited partnership interests thereof (the “Transaction”).

WHEREAS, the Bank has agreed, subject to the terms and conditions of this Waiver and Consent, to waive compliance with certain provisions of the Credit Agreement and the other Loan Documents (as hereinafter defined) in order to permit, and to consent to, the consummation of the Transaction, all as herein set forth.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.                                      Waiver and Consent. The Bank hereby consents to the Transaction, and waives compliance with all sections of the Credit Agreement (including Section 6(a)), along with the Continuing Guaranty and the Open-End Mortgage, each dated August 26, 2011, each by the Guarantor in favor of the Bank, in each case solely as it relates to the Transaction, provided that the Borrower shall have delivered to the Bank a copy of the amended and restated limited partnership agreement of the Holding Company and evidence, reasonably satisfactory to the Bank, that the New Owners are limited partners of the Holding Company after giving effect to the Transaction.

2.                                      Conditions of Effectiveness. This Waiver and Consent shall become effective as of the date hereof, upon receipt by the Bank of (a) this Waiver and Consent, duly executed by the Borrower and the Guarantor, (b) the documents required to be delivered pursuant to Section 1 above and (c) such other documents and agreements as the Bank may require.

3.                                      Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

(a)                                                         After giving effect to this Waiver and Consent (i) each of the representations and warranties set forth in Section 2 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Waiver and Consent except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Waiver and Consent.

(b)                                                         The Borrower has the power to execute, deliver and perform this Waiver and Consent and each of the other agreements, instruments and documents to be executed by it in connection with this Waiver and Consent. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Waiver and Consent and the other agreements, instruments and documents executed in connection with this Waiver and Consent by the Borrower.

(c)                                                          The execution, delivery and performance by the Borrower of this Waiver and Consent and each of the other agreements, instruments, and documents to be executed by it in connection with this Waiver and Consent, and the execution and delivery by the Guarantor of the Consent to this Waiver and Consent, (i) have been duly authorized by all requisite corporate and limited liability company action, as applicable, (ii) will not violate (A) any provision of law applicable to the Borrower or the Guarantor, any rule or regulation of any Governmental Authority applicable to the Borrower or the Guarantor or (B) the certificate of incorporation, by-laws, articles of organization, operating agreement or other organizational documents, as applicable, of the Borrower or of the Guarantor or (C) any order of any court or other Governmental Authority binding on the Borrower or the Guarantor or any indenture, agreement or other instrument to which the Borrower or the Guarantor is a party, or by which the Borrower or the Guarantor or any of their respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, of any nature whatsoever upon any of the property or assets of the Borrower or the Guarantor other than as contemplated by the Credit Agreement.

(d)                                                         This Waiver and Consent and each of the other agreements, instruments and documents executed in connection with this Waiver and Consent to which the Borrower or the Guarantor are a party have been duly executed and delivered by the Borrower and the Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Borrower and the Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

4.                                      Miscellaneous.

(a)                            Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

(b)         Except as expressly waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

(c)                             The waivers contained are limited specifically to the matter set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

(d)                            This Waiver and Consent may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Waiver and Consent.

(e)          THIS WAIVER AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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5.                                      Reaffirmation.

The Borrower hereby: (a) acknowledges and confirms that, except as amended by this Waiver and Consent, (i) all terms and provisions contained in the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Bank as security for the Borrower’s obligations under the Credit Agreement, the Note and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and Consent; (b) reaffirms and ratifies all the representations and covenants contained in the Credit Agreement and each other Loan Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Loan Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the Borrower and the Bank have signed and delivered this Waiver and Consent as of the date first written above.

GTJ REIT, INC.

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By	/s/ Lisa Congemi Doutney
Name:	Lisa Congemi Doutney
Title:	Vice President

CONSENT AND REAFFIRMATION

The undersigned, not as a party to the Credit Agreement but as Guarantor under the Continuing Guaranty (the “Guaranty”) and Mortgagor under the Open-End Mortgage (the “Mortgage”), and the other Loan Documents to which it may be a party, each executed in favor of the Bank and each dated as of August 26, 2011, hereby (a) accepts and agrees to the terms of the foregoing Waiver and Consent, (b) acknowledges and confirms that all liens heretofore granted, pledged and/or assigned to the Bank as security for the obligations of the Borrower and the Guarantor to the Bank shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and Consent, (c) reaffirms and ratifies all the representations, warranties and covenants contained in the Guaranty and the Mortgage and other Loan Documents to which the Guarantor is a party, and (d) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to the Guarantor’s obligations under the Guaranty, the Mortgagor and any other Loan Documents to which the Guarantor is a party.

FARM SPRINGS ROAD, LLC

By:
Name:
Title:

Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Bank as security for the Borrower’s obligations under the Credit Agreement, the Note and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and Consent; (b) reaffirms and ratifies all the representations and covenants contained in the Credit Agreement and each other Loan Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under the Loan Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the Borrower and the Bank have signed and delivered this Waiver and Consent as of the date first written above.

GTJ REIT, INC.

By:	/s/ David Oplanich
David Oplanich, Chief Financial Officer

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

CONSENT AND REAFFIRMATION

The undersigned, not as a party to the Credit Agreement but as Guarantor under the Continuing Guaranty (the “Guaranty”) and Mortgagor under the Open-End Mortgage (the “Mortgage”), and the other Loan Documents to which it may be a party, each executed in favor of the Bank and each dated as of August 26, 2011, hereby (a) accepts and agrees to the terms of the foregoing Waiver and Consent, (b) acknowledges and confirms that all liens heretofore granted, pledged and/or assigned to the Bank as security for the obligations of the Borrower and the Guarantor to the Bank shall not be impaired, limited or affected in any manner whatsoever by reason of this Waiver and Consent, (c) reaffirms and ratifies all the representations, warranties and covenants contained in the Guaranty and the Mortgage and other Loan Documents to which the Guarantor is a party, and (d) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to the Guarantor’s obligations under the Guaranty, the Mortgagor and any other Loan Documents to which the Guarantor is a party.

FARM SPRINGS ROAD LLC
By:	GTJ Realty, LP, the sole member
By:	GTJ GP, LLC, the general partner
By:	GTJ REIT, Inc., the sole member

By:	/s/ David Oplanich
David Oplanich, Chief Financial Officer

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EXHIBIT A

Portfolio of 25 Properties

Property Owner	Property Address
WU/LH 466 Bridgeport L.L.C.	466 Bridgeport Avenue, Shelton, CT
Wu/LH 470 Bridgeport L.L.C.	470 Bridgeport Avenue, Shelton, CT
Wu/LH 950 Bridgeport L.L.C.	950 Bridgeport Avenue and 974 Bridgeport Avenue, Milford, CT
Wu/LH 12 Cascade L.L.C.	12 Cascade Boulevard, Orange, CT
Wu/LH 15 Executive L.L.C.	15 Executive Boulevard, Orange, CT
WU/LH 35 Executive L.L.C.	35 Executive Boulevard, Orange, CT
WU/LH 15 Progress L.L.C.	15 Progress Drive, Shelton, CT
Wu/LH 22 Marsh Hill L.L.C.	22 Marsh Hill Road, Orange, CT
Wu/LH 25 Executive L.L.C.	25 Executive Boulevard, Orange, CT
Wu/LH 269 Lambert L.L.C.	269 Lambert Road, Orange, CT
Wu/LH 103 Fairview Park L.L.C.	103 Fairview Park Drive, Elmsford, NY
Wu/LH 412 Fairview Park L.L.C.	412 Fairview Park Drive, Elmsford, NY
Wu/LH 401 Fieldcrest L.L.C.	401 Fieldcrest Avenue, Elmsford, NY
Wu/LH 404 Fieldcrest L.L.C.	404 Fieldcrest Drive, Elmsford, NY
Wu/LH 36 Midland L.L.C.	36 Midland Avenue, Port Chester, NY
Wu/LH 100-110 Midland L.L.C.	100-110 Midland Avenue, Port Chester, NY
Wu/LH 112 Midland L.L.C.	112 Midland Avenue, Port Chester, NY
Wu/LH 199 Ridgewood L.L.C.	199 Ridgewood Drive, Elmsford, NY
Wu/LH 203 Ridgewood L.L.C.	203 Ridgewood Drive, Elmsford, NY
Wu/LH 8 Slater L.L.C.	8 Slater Street, Port Chester, NY
Wu/LH 100 American L.L.C.	100 American Road, Morris Plains, NJ
Wu/LH 200 American L.L.C.	200 American Road, Morris Plains, NJ
Wu/LH 300 American L.L.C.	300 American Road, Morris Plains, NJ
Wu/LH 400 American L.L.C.	400 American Road, Morris Plains, NJ
Wu/LH 500 American L.L.C.	500 American Road, Morris Plains, NJ